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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 31, 1998

                       ORANGE AND ROCKLAND UTILITIES, INC.
             (Exact name of Registrant as specified in its charter)

Incorporated in New York                1-4315                        13-1727729
(State or Other                         (Commission                   (IRS Employer
Jurisdiction of                         File Number)                  Identification
Incorporation)                                                        Number)

                One Blue Hill Plaza, Pearl River, New York 10965
               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:  (914)352-6000

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Items 1.-4.       Not Applicable.



Item 5.           Other Events.
                  Orange and Rockland Utilities, Inc. (the "Company") reports audited consolidated financial statements for the year ended December 31, 1998, together with management's review of the Company's results of operations and financial condition, which information is included as Exhibit 99.17 to this Form 8-K.



Item 6.           Not Applicable.



Item 7.           Exhibits.

                  Exhibit 23 -    Consent of Arthur Andersen, LLP

                  Exhibit 27 -    Financial Data Schedule

                  Exhibit 99.17 - Audited Consolidated Financial Statements of the Company and its Subsidiaries for the year ended December 31, 1998, together with Management's Review of the Company's Results of Operations and Financial Condition.



Item 8.           Not Applicable.



Item 9.           Not Applicable.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORANGE AND ROCKLAND UTILITIES, INC.

                                        By:    /s/Robert J. McBennett
                                               Robert J. McBennett, Treasurer



Dated:  February 26, 1999

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                                  EXHIBIT INDEX
                                  -------------

  Exhibit
   Number                     Description
  -------                     -----------

Exhibit 23       Consent of Arthur Andersen LLP

Exhibit 27       Financial Data Schedule

Exhibit 99.17 Audited Consolidated Financial Statements of the Company and its Subsidiaries for the year ended December 31, 1998, together with Management's Review of the Company's Results of Operations and Financial Condition.